EXHIBIT 4.2



                             SUBSCRIPTION AGREEMENT

--------------------------------------------------------------------------------


                              SUNPHARM CORPORATION

--------------------------------------------------------------------------------

                               UP TO 550,000 UNITS
                        (EACH CONSISTING OF ONE SHARE OF
                    COMMON STOCK AND ONE WARRANT TO PURCHASE
                           ONE SHARE OF COMMON STOCK)

--------------------------------------------------------------------------------


To:      SunPharm Corporation

         This Subscription Agreement (this "Agreement") is made between SunPharm Corporation, a Delaware corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for Units (the "Units"), each consisting of one share of the Company's Common Stock ("Common Stock" or "Shares") and a warrant to purchase one share of the Company's Common Stock ("Warrant"). The purchase price per Unit (the "Purchase Price") is $5.50. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum dated May 15, 1996 (as it may be supplemented or updated from time to time, the "Memorandum"), relating to the offering (the "Offering") of up to 550,000 Units (which may be expanded by an additional 363,636 Units at the discretion of the Company).

         In consideration of the Company's agreement to sell Units to the undersigned upon the terms and conditions summarized in the Memorandum, the undersigned agrees and represents as follows:

A.       SUBSCRIPTION.

         (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the signature page hereto at a purchase price of $5.50 per Unit. The undersigned encloses herewith a check payable to "SunPharm Corporation Escrow Account" in the full amount of the purchase price of the Shares for which the undersigned is subscribing (the "Payment").

         (2) The undersigned understands that all payments by check as provided in Paragraph (1) above shall be delivered to the Company and, thereafter, such payment will be deposited as soon as practicable for the undersigned's benefit in a non-interest bearing escrow account established at SunTrust. The payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest, if the undersigned's subscription is rejected in whole or in part. The Company expects to hold an initial closing of the Offering (the "Initial Closing") at any time after subscriptions for the minimum number of Units identified in the Memorandum hereby have been accepted and the other terms specified therein have been met, before the final closing (the "Final Closing") on the final closing date (the "Final Closing Date"). The Company may hold additional interim closings after the Initial Closing. Any such interim closings together with the Initial Closing are each hereinafter referred to as an "Interim Closing" and shall occur on one or more dates each hereinafter referred to as an "Interim Closing Date." Upon receipt by the Company of the requisite payment for all Units to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser" and, collectively, the "Purchasers") at the Interim Closing and at the Final Closing, the Shares and Warrants included in the Units so purchased will be issued in the name of each such Purchaser, and the name of such Purchaser will be registered on the books of the Company as the record owner of such Shares and Warrants. The Company will issue to each Purchaser the stock certificates and warrant certificates representing the Shares and Warrants purchased. The Shares and Warrants may not be transferred prior to the Final Closing.

         (3) The undersigned hereby acknowledges receipt of a copy of the Memorandum, and hereby agrees to be bound thereby upon the (i) execution and delivery to the Company of the signature page to this Subscription Agreement, and (ii) acceptance on the Initial Closing Date, an Interim Closing Date or the Final Closing Date, as the case may be, by the Company of the undersigned's subscription (the "Subscription").

         (4) The undersigned agrees that the Company may, in its sole and absolute discretion, reduce the undersigned's subscription to any amount of Units that in the aggregate does not exceed the amount of Units hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement and the Questionnaire, including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this Paragraph (4).

B.       REPRESENTATIONS AND WARRANTIES.

         The Company hereby represents and warrants as follows:

         (1) Organization and Good Standing The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. The Company is qualified to do business in the State of Florida. The Company is not qualified to do business as a foreign corporation in any other jurisdiction and such qualification is not now required, except to the extent that the failure to so qualify would not have a material adverse effect on the Company's business as currently conducted.

          (2) Corporate Power and Authorization. The Company has the corporate power and authority to execute and deliver this Agreement, to issue and sell the Shares and Warrants hereunder, to issue and deliver the Common Stock issuable upon exercise of the Warrants, and to perform its obligations under the terms of this Agreement. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the authorization, sale, issuance and delivery of the Shares and Warrants (and the Common Stock issuable upon exercise of the Warrants) has been taken or will be taken prior to the Initial Closing, Interim Closing or Final Closing, as the case may be. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally and by general equitable principles. The Shares have been duly authorized and, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable; the Common Stock issuable upon exercise of the Warrants has been duly and validly authorized and reserved for issuance and, when issued in compliance with the provisions of this Agreement and the Warrants, will be validly issued, fully paid and nonassessable; and the Shares, Warrants and such Common Stock, when issued and delivered, will be free of any liens or encumbrances created by the Company; provided, however, that the Shares and the Warrants (and the Common Stock issuable upon exercise thereof) may be subject to restrictions on transfer under state or federal securities laws as set forth herein.

         (3) Capitalization. The authorized capital stock of the Company consists of 27,500,000 shares, divided into 25,000,000 shares of Common Stock, par value $0.0001 per share ("Common Stock"), of which 2,884,535 shares are issued and outstanding, and 2,500,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock"), none of which will be issued or outstanding prior to the Initial Closing. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has reserved up to 275,000 shares of Common Stock for issuance upon exercise of the Warrants and up to 2,870,151 shares of Common Stock for issuance upon exercise of outstanding options and warrants other than the Warrants. Except for the foregoing, as of the Initial Closing Date, and other than as described in the Company's SEC Reports (as hereinafter defined) and the Memorandum, there are no options, warrants or other rights outstanding to purchase or acquire, or any securities convertible into, nor has the Company agreed to issue or reissue, other than pursuant to this Agreement (and the corresponding agreements of other subscribers in the offering), any of the Company's authorized and unissued capital stock. Except as described in the Company's SEC Reports, there are no agreements or understandings that affect or relate to the voting or giving of written consent with respect to any of the Company's outstanding securities. Except as described in the Company's SEC Reports, there are no preemptive rights with respect to the issuance or sale of the Company's capital stock and there are no restrictions on the transfer of the Company's capital stock other than those arising from federal and state securities laws.

         (4) SEC Reports; Financial Statements. The Company has filed with the Securities and Exchange Commission (the "Commission") all forms, reports and documents required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated by the Commission thereunder, all of which, when filed, complied in all material respects with all applicable requirements of the Exchange Act. The Memorandum includes true and complete copies (not including exhibits) of its (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 as filed with the Commission, (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996 as filed with the Commission, and (iii) proxy statements relating to all meetings of its stockholders (whether annual or special) since December 31, 1995 and prior to the date hereof (collectively, the "Company's SEC Reports"). As of their respective dates, the Company's SEC Reports (not including any exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company's SEC Reports or incorporated by reference therein were prepared in accordance with generally accepted accounting principles ("GAAP") (subject, in the case of such unaudited financial statements, to the absence of complete footnotes) applied on a consistent basis (except as indicated therein or in the notes thereto) and fairly present in all material respects the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject in the case of the unaudited interim financial statements, to normal year-end audit adjustments).

         (5) Absence of Certain Developments. Since March 31, 1996, there has been no change in the assets, liabilities, condition (financial or otherwise), operating results, business or prospects of the Company from that reflected in the Company's SEC Reports, except changes in the ordinary course of business that have not been, individually or in the aggregate, materially adverse to the assets, properties, condition (financial or otherwise), operating results, business or prospects of the Company. Since March 31, 1996, the Company has not
(i) directly or indirectly declared or paid any dividend or ordered or made any other distribution on account of any shares of any class of the capital stock of the Company, (ii) directly or indirectly redeemed, purchased or otherwise acquired any such shares or agreed to do so or set aside any sum or property for any such purpose, (iii) made any capital expenditures exceeding $100,000, or
(iv) incurred any indebtedness exceeding $100,000.

         (6) Compliance with Other Instruments. The Company is not in violation or default of any provision of its Certificate of Incorporation or By-Laws or of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which the Company is a party or by which it is bound. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of or conflict with the Company's Certificate of Incorporation or By-Laws, and will not result in any violation of or conflict with, or constitute a default under, any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which the Company is a party or by which it is bound or in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

         (7) Registration Rights. Except as set forth in the Memorandum or the Company's SEC Reports and this Agreement, the Company is not under any contractual obligation to register under the Securities Act any of its currently outstanding securities or any of its securities which may hereafter be issued.

          (8) Governmental Consent. No consent, approval or authorization of or registration, qualification, designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement, the offer, sale or issuance of the Shares and the Warrants (and the issuance of the Common Stock issuable upon exercise of the Warrants), or the consummation of any other transaction contemplated hereby except for filings that may be required to comply with applicable federal and state securities laws.

         (9) Offering. Subject to the accuracy of the representations of the Purchasers in their respective Subscription Agreements and Questionnaires, the offer, sale and issuance of the Shares and the Warrants as contemplated by this Agreement, and the issuance of the Common Stock to be issued upon exercise of the Warrants, will constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

         (10) Subsidiaries. The Company has no subsidiaries and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association, partnership or business entity, nor has the Company made any commitment or subscribed for the purchase of any such equity interest.

         (11) Absence of Undisclosed Liabilities. The Company does not have any liability or obligation, absolute or contingent, that is not reflected in the financial statements included in the Company's SEC Reports, other than obligations and liabilities which taken individually or in the aggregate would not have a material adverse effect on the Company's assets, liabilities, condition (financial or otherwise), operating results, business or prospects.

         (12) Taxes. The Company has filed all tax returns and reports required by law to be filed, and has paid all taxes, assessments and other governmental charges that are due and payable, except for those matters reasonably being contested by the Company and those matters which, individually and in the aggregate, would not have a material adverse effect on the Company's assets, liabilities, condition (financial or otherwise), operating results, business or prospects. The charges, accruals and reserves on the books of the Company in respect of taxes are considered adequate by the Company, and the Company knows of no assessment for additional taxes or any basis therefor.

         (13) Title to Properties; Liens and Encumbrances. The Company has good title to all of its properties and assets, both real and personal, tangible and intangible, reflected on the balance sheet included in the financial statements included in the Company's SEC Reports or acquired after the date thereof (except inventory or other personal property disposed of in the ordinary course of business subsequent to the date thereof), and such properties and assets are not subject to any mortgage, pledge, lien, security interest, encumbrance or charge other than (i) liens for current taxes not yet due and payable, (ii) liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, or (iii) liens securing obligations reflected in such financial statements. With respect to properties or assets it leases, the Company is in compliance with such leases (except for such defaults or breaches that would not have a material adverse affect on the Company) and holds valid leasehold interests free of any liens, claims or encumbrances except for those described in subsections
(i) through (iii) hereof.


         (14) Litigation, etc. Except as described in the Company's SEC Reports, there are no actions, suits, proceedings or investigations (i) pending or, to the Company's knowledge, threatened against the Company or which otherwise involve the Company's business or operations, or (ii) to the Company's knowledge, pending or threatened against any of its officers, directors or
principal   stockholders   in  their   capacities  as  officers,   directors  or
stockholders.

         (15) Employees. To the Company's knowledge, no employee of the Company is in violation of any term of any employment contract or any other contract or agreement between such employee and the Company. None of the employees of the Company is represented by any labor union, and there is no strike or other labor dispute pending or, to the knowledge of the Company, threatened, with respect to the Company.

         (16) Compliance With Law. The Company is conducting its business and operations in material compliance with all governmental rules and regulations applicable thereto, including without limitation those relating to occupational safety, environmental, health and employment practices, and is not in violation or default in any material respect under any statute, law, ordinance, rule, regulation, judgment, order, decree, concession, grant, franchise, license or other governmental authorization or approval applicable to it or any of its properties.

         (17) Permits. The Company has all permits, licenses, orders and approvals of any federal, state, local or foreign governmental or regulatory body (collectively, the "Permits") that are material to or necessary in the conduct of its business as now conducted; all such Permits are in full force and effect; no violations have been recorded in respect of any such Permits; and no proceeding is pending or, to the knowledge of the Company, threatened to revoke or limit any such Permits.

         (18) Offering. Subject to the accuracy of the representations of the Purchasers in their respective Subscription Agreements, the offer, sale and issuance of the Shares and the Warrants as contemplated by this Agreement, and the issuance of the Common Stock to be issued upon exercise of the Warrants, will constitute transactions exempt from the registration requirements of
Section 5 of the Securities Act.

         (19) Brokers or Finders. The Company has not retained any investment banker, broker or finder in connection with the transactions contemplated by this Agreement, and there are no brokerage commissions, finder's fees or similar items of compensation payable in connection therewith based on any arrangement or agreement made by or on behalf of the Company except as disclosed in the Memorandum.

         (20) Memorandum. The Memorandum was prepared in good faith by the Company and does not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein not misleading.

          (21) Intellectual Property. The Company owns or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, patents and patent applications, copyrights and other rights (collectively the "Intangibles") described as owned by the Company in the SEC Reports. There is no claim, action or proceeding by any person pending or, to the Company's knowledge, threatened which pertains to or challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business except as described in the SEC Reports. To the Company's knowledge, the Company's current products, services and processes do not infringe on any Intangibles held by any third party. Except as set forth in the SEC Reports, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to technology it has developed, uses, employs or intends to use or employ.

         (22) Material Contracts. All contracts, agreements (including license agreements and any other agreements relative to the Company's technology), leases or other commitments, written or oral, absolute or contingent, to which the Company is a party are filed or incorporated by reference as exhibits to the Company's SEC Reports other than (i) contracts entered into in the ordinary course of business, requiring the expenditure by the Company or the payment to the Company of no more than $100,000; and (ii) contracts terminable by the Company on no more than 30 days' notice without material cost or liability to the Company.

         (23) Interested Party Transactions. Except as described in the Company's SEC Reports, no employee, stockholder, officer or director of the Company is indebted (or committed to make loans or extend or guarantee credit) to the Company nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Except as required to be disclosed in the Company's SEC Reports, no stockholder, officer, director or employee of the Company, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Exchange Act), is now a party to any transaction with the Company required to be disclosed therein under the Exchange Act or the rules and regulations promulgated thereunder, including without limitation, any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity.

         (24) Books and Records. The minute books of the Company reflect, in all material respects, all meetings and other corporate actions of the stockholders and Board of Directors (and any committees thereof) of the Company.

         (25) ERISA. Except as disclosed in the Company's SEC Reports, the Company does not maintain any "Plan" subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

         The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

                    (1) The undersigned has been furnished with and has carefully read the Memorandum (including the Attachments thereto) and this Agreement and is familiar with and understands the terms of the Offering. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Shares and Warrants for the undersigned's particular tax and financial situation and has determined that the Shares and Warrants being subscribed for by the undersigned are a suitable investment for the undersigned.

                    (2) The undersigned acknowledges that (i) the undersigned has had the right to request copies of any documents, records, and books pertaining to this investment and (ii) any such documents, records and books which the undersigned requested have been made available for inspection by the undersigned, the undersigned's attorney, accountant or adviser(s).

                    (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

                    (4) The undersigned is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

                    (5) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares and Warrants for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

                    (6) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Shares and Warrants and to make an informed investment decision with respect thereto.

                    (7) The undersigned will not sell or otherwise transfer the Shares or Warrants without registration under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws or an exemption therefrom. None of the Units, the Shares and the Warrants have been registered under the Securities Act or under the securities laws of certain states. The undersigned represents that the undersigned is purchasing the Shares and Warrants for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. The undersigned has not offered or sold the Shares or Warrants being acquired nor does the undersigned have any present intention of selling, distributing or otherwise disposing of such Shares or Warrants either currently or after the passage  of a fixed  or  determinable  period  of  time  or  upon  the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. The undersigned is aware that there is currently no market for the Units, Shares or Warrants. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and, except as provided in Section D below, the Company has no obligation to register the Units, Shares or Warrants subscribed for hereunder or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Units, Shares or Warrants.

                    (8) The undersigned recognizes that investment in the Shares and Warrants involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Shares and Warrants.

                    (9) The undersigned acknowledges that the certificates representing the Shares and Warrants (and the Common Stock issuable upon exercise of the Warrants) shall be stamped or otherwise imprinted with a legend substantially in the following form:

                           "The  securities  represented  hereby  have  not been
                  registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under such act and such laws, which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available."

                    (10) The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act and is a "sophisticated person" within the meaning of Rule 506(B)(2)(ii) of Regulation D. The information provided by the undersigned in the Questionnaire is complete and accurate, and the undersigned agrees to notify the Company in writing immediately upon the occurrence of any material change in any of such information before the acceptance of the undersigned's subscription.

                    (11)  If  this   Subscription   Agreement  is  executed  and
          delivered on behalf of a  partnership,  corporation,  trust or estate:
          (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Shares and Warrants, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares and Warrants; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Shares or Warrants, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501 (a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

                    (12) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Shares and Warrants poses additional risks including the inability to use losses generated by an investment in the Shares and Warrants to offset taxable income.

                    (13) The undersigned shall indemnify and hold harmless the Company and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, (or any agent or representative of the Company) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any officer, director or control person of the Company has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director or control person in connection with such action, suit or proceeding.

C.       UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

                    (1) This Subscription may be rejected, in whole or in part, by the Company in the Company's sole and absolute discretion, at any time before the Final Closing Date, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

                    (2)  Except  as  set  forth  in  Section  C(1)  above,   the
          undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

                    (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Units.

                    (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

                    (5) There is no public or other market for the Units, Shares or Warrants and no such public or other market may ever develop. There can be no assurance that the undersigned will be able to sell or dispose of the Shares or Warrants. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

                    (6) Some NASD members may receive compensation in connection with the Offering but are not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and will not supervise or participate in the operation or management of the Company.

                    (7) The undersigned acknowledges that certain of the information contained in the Memorandum is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company). The undersigned acknowledges that the foregoing restrictions on the undersigned's use and disclosure of any such confidential, non-public information contained in the Memorandum restricts the undersigned from trading in the Company's securities to the extent such trading is based on such confidential, non-public information.

                    (8) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Units.

                  (9) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent.

                  (10) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  (11) THE SECURITIES OFFERED HEREBY MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                  (12)     For Residents of Arkansas:

                  THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 23-42-504(a)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) Of THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THE SECURITIES OFFERED HEREBY, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    (13) For Residents of California:

                    THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                    (14) For Residents of Connecticut:

                    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    (15) For Residents of Florida:

                    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT (THE "FLORIDA ACT") AND WILL BE OFFERED AND SOLD PURSUANT TO AN EXEMPTION UNDER SECTION 517.061 OF THE FLORIDA ACT. ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE OF ANY OF THE SECURITIES WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANIES, AN AGENT OF THE COMPANIES, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                    (16) For Residents of Georgia:

                    THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS (I) THAT THE SECURITIES SUBSCRIBED FOR HEREBY WILL BE ISSUED OR SOLD IN RELIANCE ON PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND (II) THAT

          THE CERTIFICATES REPRESENTING THE SECURITIES SUBSCRIBED FOR HEREBY WILL CONTAIN A LEGEND TO SUCH EFFECT.

                    (17) For Residents of Missouri:

                    THE UNDERSIGNED ACKNOWLEDGES AND UNDERSTANDS (I) THAT THE SECURITIES SUBSCRIBED FOR HEREBY ARE NOT REGISTERED UNDER THE MISSOURI UNIFORM SECURITIES ACT AND MAY BE DISPOSED OF ONLY THROUGH A LICENSED BROKER-DEALER AND (II) THAT IT IS A FELONY TO SELL SECURITIES IN VIOLATION OF THE MISSOURI SECURITIES ACT.

                    (18) For Residents of New York:

                    THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                    (19) For Residents of Pennsylvania:

                    EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE MONTHS AFTER THE DATE OF PURCHASE. UNDER PROVISION OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS OR HER ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE ISSUER WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF THIS SUBSCRIPTION AGREEMENT. TO ACCOMPLISH THIS WITHDRAWAL A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT HEREOF, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY (IN PERSON OR BY TELEPHONE, TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT HEREOF), A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

D.       REGISTRATION RIGHTS.

         (1) Registration of Common Shares. After the expiration of one year from the Final Closing Date, the Company shall use its reasonable best efforts to prepare for filing with the

Commission, and cause to be declared effective, a "shelf" registration statement (the "Shelf Registration") pursuant to Rule 415 under the Securities Act providing for the sale by the Purchasers of the shares of Common Stock included in the Units and issuable upon exercise of the Warrants (the "Underlying Common Shares"). The registration statement for the Shelf Registration shall be prepared and filed as soon as practicable after the expiration of one-year from the Final Closing Date. The Company shall use its reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after it has been filed with the Commission. The Company agrees to use its reasonable best efforts to keep such Shelf Registration continuously effective for a period ending on the earliest of (a) the fifth anniversary of the effective date of such Shelf Registration, (b) the date on which all such Underlying Common Shares covered thereby have been sold thereunder, or (c) the date upon which all such Underlying Common Shares are freely transferable without restriction under the Securities Act. For the purpose of this Agreement, "reasonable best efforts" shall mean the best efforts of the Company consistent with sound and reasonable business practices and judgment.

         (2) Registration Procedures. In connection with the Company's obligations with respect to the Shelf Registration, the Company shall use its reasonable best efforts to effect the registration in furtherance of the sale of the Underlying Common Shares by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, the Company shall, as promptly as may be practicable:

                  (a) prepare and file with the Commission a registration statement with respect to the Underlying Common Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the disposition of the Underlying Common Shares in accordance with the intended method or methods of disposition thereof;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period specified in Paragraph
         (1) above;

                  (c) furnish to each Purchaser which is selling Underlying Common Shares a copy of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto but excluding all documents incorporated by reference therein unless specifically so requested by such Purchaser) and such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as such Purchaser may reasonably request;

                  (d) use reasonable best efforts to register or qualify the Underlying Common Shares under such other securities laws or blue sky laws of such jurisdictions as the Purchasers shall reasonably request, and take any and all such actions as may be reasonably necessary or advisable to enable the Purchasers to consummate the disposition in such jurisdictions of such Underlying Common Shares;

                  (e) notify each Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that the Company is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;


                  (f) advise each Purchaser, promptly after receiving notice thereof, of any stop order issued or threatened by the Commission and use its reasonable best efforts to take all actions required to prevent the entry of such stop order, or to remove it if entered;

                  (g) use its reasonable best efforts to cause all Underlying Common Shares including in such registration statement to be listed, by the date of the first sale of Underlying Common Shares pursuant to such registration statement, on each securities exchange on which the Common Stock of the Company is then listed or proposed to be listed;

                  (h) furnish to each Purchaser on the effective date of such registration statement a signed counterpart, addressed to the Purchasers, of (i) an opinion of counsel representing the Company and reasonably satisfactory to such Purchasers that the registration
         statement   (including   each  amendment  or  supplement   thereto  and
         prospectus included therein) complies as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder, and (ii) a "comfort" letter from the independent public accountants retained by the Company, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included or incorporated by reference in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder, and covering such other financial matters of the type customarily covered by such letters;

                  (i) otherwise use its reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all of the Underlying Common Shares covered by such registration statement in accordance with the intended methods of disposition by the Purchasers thereof set forth in such registration statement and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         (3) Expenses. All expenses incident to the Company's performance of or compliance with the provisions of this Section D (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, fees and expenses incurred in connection with the listing of the Underlying Common Shares to be registered on each securities exchange on which similar securities issued by the Company are then listed, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Purchasers and fees and disbursements of all independent certified public accountants and other persons retained by the Company) will be borne by the Company. Notwithstanding the foregoing, the Purchasers shall pay any and all underwriting fees, discounts or commissions attributable to the sale of Underlying Common Shares.


         (4)      Indemnification.

                  (a) Upon the registration of Underlying Common Shares pursuant to Section D(1) of this Agreement, and in consideration of the agreements of the Purchasers contained herein, the Company shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Purchasers which holds Underlying Common Shares to be included in such registration, its officers and directors, each underwriter of such Underlying Common Shares, if any, and each person who controls such person (within the meaning of the Securities
         Act)  against all losses,  claims,  damages,  liabilities  and expenses
         (including  reasonable  attorneys'  fees and  expenses)  to which  such
         Purchaser, its officers, directors, each underwriter, or such controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Purchaser, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; except (i) insofar as the same arise out of or are based upon an untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser, underwriter or controlling person in writing specifically for use in such registration statement or prospectus or (ii) insofar as the same are caused by such Purchaser's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser or such underwriter with a sufficient number of copies of the same; and provided, however, that the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such loss, claim, damage, liability or action arises out of or is based on any untrue statement or omission made in: (i) a preliminary prospectus, which untrue statement or omission is corrected in the final prospectus and such final prospectus is made available to such Purchaser in accordance with the requirements of Rule 424 under the Securities Act; or (ii) any prospectus, which untrue statement or omission is corrected in a prospectus supplement or amended prospectus and such prospectus supplement or amended prospectus is made available to such Purchaser prior to the sale of Underlying Common Shares which gave rise to such loss, claim, damage, liability or expense.

                  (b) In connection with any registration statement under which Underlying Common Shares are registered under the Securities Act and pursuant to which a Purchaser offers and sells Underlying Common Shares, each such Purchaser shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of the Company, its officers and directors, and each person who controls the Company (within the meaning of the Securities Act) and, if the offering is an underwritten offering, the underwriters, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which the Company, its officers and directors, underwriters, or controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as (i) the same arise out of or are based upon any untrue statement or omission or alleged omission so made based upon information furnished by such Purchaser, or an underwriter or controlling person of such Purchaser, in writing specifically for use in such registration statement or prospectus or
          (ii) the same are caused by such Purchaser's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Purchaser or such underwriter with a sufficient number of copies of the same and provided, further, that the liability of each Purchaser under this Paragraph 4(b) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Underlying Common Shares sold by such Purchaser under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the amount of the proceeds received by such Purchaser from the sale of the Underlying Common Shares covered by such registration statement.

                    (c) Any person  entitled to  indemnification  hereunder will
          (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party or if the indemnifying party is not permitted to assume such defense then (x) the indemnified party shall select counsel, which counsel must be reasonably satisfactory to the indemnifying party and
          (y) the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonably judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel, who must be reasonably satisfactory to the indemnifying party.

                  (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Paragraph 4(a) or Paragraph 4(b) are unavailable or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 4(d) were determined by pro rata allocation (even if the Purchasers or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Paragraph 4(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnification and contribution obligations and each other provision set forth in this Paragraph 4 shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any Purchaser, any officer or employee of the Company or such Purchaser, any underwriter, any officer or employee of such underwriter, or any controlling person of any of the foregoing and shall survive the transfer and registration of Underlying common Shares by such Purchaser.

         (5) Rule 144 Reporting. With a view to making available to Purchasers the benefits of Rule 144 promulgated by the Commission under the Securities Act, the Company agrees to use its reasonable best efforts to:

                    (a) make and keep adequate current public information with respect to the Company available, as those terms are used in Rule 144 under the Securities Act, at all times after the Final Closing Date;

                    (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                    (c) furnish to Purchasers promptly upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as any Purchaser may reasonably request in order to permit such Purchaser to avail itself of any rule or regulation of the Commission allowing such Purchaser to sell its Underlying Common Shares without registration.

          (6) Holders of Underlying Common Shares. For purposes of this Section D, holders of the Warrants shall be deemed to be holders of the Underlying Common Shares issuable upon exercise thereof.

          (7) Amendments and Waivers. Any provision of this Section D may be amended or waived if, but only if, in the case of an amendment, such amendment is in writing and is signed by the Company and the Purchasers who are the holders of a majority of the Underlying Common Shares or, in the case of a waiver, such waiver is in writing and is signed by the party to be charged with having granted such waiver. No failure or delay by the Company or any Purchaser in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

E.       MISCELLANEOUS.

         (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (2) Except as set forth in Section A(4) and D(7) herein, neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to SunPharm Corporation, 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256, Attention: Stefan Borg (ii) if to the undersigned, to the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this Paragraph (3).

         (4) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

         (5) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into and to be performed in Florida by and between residents of Florida, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (6) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

          (7) Each party hereto has had the opportunity to review this Agreement with its separate legal counsel.

F.       SIGNATURE.

         The signature of this Agreement is contained as part of the applicable subscription package, entitled "Signature Page".

                              SUNPHARM CORPORATION
                                 SIGNATURE PAGE


         The undersigned hereby subscribes for the number of Units set forth below.

         1.       Dated:                         , 1996
                        ------------------------
         2.       Number of Units subscribed for :
                                                  ------------------------

         3. Aggregate purchase price for number of Units subscribed for, at $5.50 per Unit:

                  $
                   ------------------



------------------------------                  ------------------------------
Signature of Subscriber                          Taxpayer Identification or
(and title, if applicable)                       Social Security Number


------------------------------                  ------------------------------
Signature of Joint Purchaser                     Taxpayer Identification or
(if any)                                         Social Security Number

------------------------------                  ------------------------------
Name and Residence Address                       Mailing Address, if different
(Post Office Address Not Acceptable):            from Residence Address:


------------------------------                  ------------------------------
Name (please print as name will                  Name (please print)
appear on certificate)


------------------------------                  ------------------------------
Number and Street                                Number and Street


------------------------------                  ------------------------------
City      State       Zip Code                  City       State     Zip Code